UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4084

Hawaiian Tax-Free Trust

(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of principal executive offices) (Zip code)

Joseph P. DiMaggio

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 3/31/20

Date of reporting period: 3/31/20

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS

Annual Report March 31, 2020

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Trust’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (i.e. broker dealer or bank) or, if you invest directly with the Trust, by calling 1-800-437-1000.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Trust, you can inform the Trust that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-437-1000. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the Aquila Group of Funds if you invest directly.

Please Save the Tentative* Dates for Your 2020 Shareholder Meetings

Thursday, October 29, 2020, Annual Shareholder Meeting

Ala Moana Hotel, Honolulu, HI

Wednesday, October 28, 2020, Kauai Outreach Meeting

Kauai Marriott Resort, Lihue, HI

Details will be available on our website as the date approaches:

www.aquilafunds.com

You may also contact your financial professional.

*In light of public health concerns regarding the ongoing coronavirus pandemic (COVID-19), and out of an abundance of caution with a goal to support the health and well-being of shareholders, we will determine at a later date whether or not we believe it is appropriate to hold a meeting. Thank you for your understanding while we navigate these difficult times.

Hawaiian Tax-Free Trust “The Only Thing Certain is Uncertainty” Serving Hawaii investors since 1985

May, 2020

Dear Fellow Shareholder:

In these uncertain times, you often can’t tell from one day to the next what is going to happen.  In fact, it seems that the only thing you can be certain of these days is uncertainty.  You just never know what tomorrow will bring.

While no system is foolproof, we want to assure you that we have taken deliberate steps at the Aquila Group of Funds in an endeavor to ensure that there are appropriate safeguards and checks and balances in place to dampen the influence of potential threats to your Fund.

Our experiences with Y2K more than two decades ago, 9/11, the Northeast Blackout (2003), Hurricane Sandy (2012) and many other disruptors have allowed us to continually fine tune and test our business continuity and contingency plans to be used when future disruptive events occur.  The framework of these plans include the capability to reroute telephone calls, access systems and data remotely, and utilize alternate worksites. These plans have been used and modified over time as we have handled the adversities that have come our way.

Given these difficult times, the Aquila Group of Funds remains firmly committed in our pursuit of your Fund’s investment objective which seeks to provide as high a level of double tax-free income as is consistent with capital preservation.  In simple terms, we strive to help protect what you have invested in our Funds while also pursuing the investment objective of double tax-free income.

The investment strategy of Aquila Group of Funds’ municipal bond funds strives to provide a diversified portfolio of high-quality securities, with an intermediate average maturity.

We have continually sought to invest in municipal securities which are high in quality.  In fact, the prospectus of our municipal bond funds specifically limits the portfolio manager to investing in investment grade bonds which are rated within the top four credit ratings - AAA, AA, A and BBB by nationally recognized statistical rating organizations (such as Standard & Poor’s, Moody’s Investors Service, and Fitch Ratings) or unrated bonds deemed to be of equivalent quality. In actuality, although we are permitted to invest in the top four credit ratings, we generally strive to have the majority of our investments within the top two credit ratings – AAA and AA.

These higher credit ratings identify those municipal issues which are deemed to have significant cash flow strength to pay interest when due on a timely basis and to redeem the bonds at maturity.

Additionally, we believe that having an intermediate-term portfolio of municipal bonds tends to moderate the share price fluctuation.  We, therefore, strive to structure each Fund’s portfolio so that some of the bonds have maturities of 1 year, while others have varying maturities of, for example, 20 – 25 years.  Generally, each Fund’s average maturity is kept in the neighborhood of 7 – 12 years.  We believe this keeps the return potential as high as possible while also striving to keep the value of your investment stable.

NOT A PART OF THE ANNUAL REPORT

Furthermore, we have sought to ensure that the investments of each Fund are geographically spread throughout the state as well as over a diverse group of projects or sectors.  This approach of seeking to avoid over-concentration in the Fund’s portfolio of investments is intended to have two benefits.  One is minimizing, as feasible, any adverse effect to the share value should a problem arise with any particular bond.  Second, it helps build and renovate the various kinds of municipal projects (such as hospitals, schools, and roadways) that benefit you, and other citizens, throughout the state.

While the world out there is uncertain indeed, you can count on the certainty that at Aquila Group of Funds, we have planned for times like this, and we plan to continue to provide you with our time-tested investment process, which is designed to provide access to a diversified portfolio of municipal bonds, while seeking to provide as high a level of double tax-free income as possible, with minimal fluctuation in share value.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report.  These statements should not be relied upon for any other purposes.  Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Hawaiian Tax-Free Trust ANNUAL REPORT Management Discussion Serving Hawaii investors since 1985

U.S. Economy

The U.S. stock market staged a broad-based rally in the final months of 2019 to end the calendar year in record territory. All major segments of the fixed income market posted strong returns as well, benefitting from falling interest rates and narrowing credit spreads. The U.S. economy performed surprisingly well in 2019 given trade-related uncertainties that dragged on global economic growth while stirring recession fears. The U.S. economy grew at 2.1% in the first three quarters of the year, which helped push the unemployment rate to a 50-year low while lifting wage growth above 3%. Despite the tight labor market, inflation pressures remained muted, providing the Federal Reserve (the “Fed”) with the flexibility to lower short term interest rates. The U.S. economic expansion that began after the Great Recession and lasted through 2019 was the longest on record.

The COVID-19 pandemic threw global financial markets into a downward spiral during the first quarter of 2020 as countries around the world went into lockdown mode in an effort to contain the outbreak. As the crisis unfolded worldwide, central banks and governments began implementing unprecedentedly large support programs directed at stabilizing businesses, households, and the financial system. These measures generated optimism amongst investors and brought some relief to financial markets beginning in late March.

In the United States, the Fed cut the federal funds rate twice in March to a range of 0% to 0.25% and announced that it would commence large scale purchases of government and corporate bonds to bolster liquidity in fixed income markets. President Trump signed into law a massive $2 trillion stimulus package, which included $250 billion of direct payments to households, $500 billion for loans to distressed companies, and $350 billion for small business loans.

A sustainable recovery in the economy awaits the development of an effective strategy for unwinding social distancing without re-accelerating the spread of COVID-19. A slowing in the growth of the number of deaths and eventual contraction of the virus will provide hope that the worst is over and that businesses will be given the greenlight to reopen. Estimates for the timing of the return of employees to the workplace are highly varied. At this point it appears that it will be staged, with a gradual recovery in the economy beginning in the third quarter with significant improvements expected to occur during the fourth quarter.

Municipal Market

All segments of the fixed income market experienced a good year in 2019 as interest rates fell sharply and credit spreads tightened. The US municipal bond market posted solid positive returns, as did Hawaiian Tax Free Trust (the “Trust”). The strength of fixed income returns came as quite a surprise, given consensus expectations at the start of 2019 called for an upward trend in longer-term interest rates. Positive performance continued into 2020 until COVID-19 reached pandemic status, economies were disrupted by attempts to contain the virus, and oil prices plummeted on reduced demand compounded by a

1  |  Hawaiian Tax-Free Trust

MANAGEMENT DISCUSSION (continued)

price war.  The pandemic has had a shockingly swift and profound impact on the global economy, businesses, healthcare, daily life, and the financial markets. While the equity market began reacting to the COVID 19 threat in a dramatic fashion beginning in late February, fixed income markets initially benefited as investors fled to safe-haven assets.  However, by mid-March, the municipal bond market came under pressure as investors rushed to raise cash from all sources including the traditionally safest portions of their portfolios. This came about as a result of a number of factors including increasing personal cash needs due to income disruptions, portfolio rebalancing and, in some cases,  panic. A flood of supply hit the municipal market as mutual funds rushed to meet soaring shareholder redemptions.  With liquidity diminishing rapidly in the marketplace as natural buyers went into retreat, fund managers were generally forced to sell their most liquid and typically highest quality holdings. The tumbling of municipal bond prices was largely due to a technical supply imbalance rather than an underlying deterioration of issuer financial strength.  The market moves were so exaggerated that the Fed opened up its liquidity facility and began transacting in municipal paper. Market conditions quickly stabilized afterwards as value savvy investors were drawn to the sector, particularly at the shorter end of the curve.  While valuations have improved, municipal bonds remained deeply discounted relative to U.S. Treasury securities as of mid-April.

Hawaii Economy

With a strong economy behind them in 2019, local issuers started 2020 financially well positioned. Record revenues have allowed issuers to build rainy day funds to cushion future challenges. At fiscal year-end June 30, 2019, the State closed its books with a $752 million cash surplus. It also had balances in its Emergency and Hurricane Relief Funds of almost $400 million and $180 million, respectively. Globally and in Hawaii, the economy is expected to  experience a severe setback for at least several months as the effects of COVID-19 are felt. Tourism will likely suffer until travel restrictions are eased.  While Hawaii is a tourist dependent economy, it has become less so over the years as other sectors have grown in importance to the local economy.  In 2019, tourism represented approximately 18% of the state’s economy.  Fortunately, Hawaii was fairly quick to implement social distancing measures and early indications suggest that the state’s population has a low number of COVID-19 infections. This bodes well for the timing of the State’s economic recovery.  In the meantime, the CARES relief bill and the Fed’s opening of its liquidity facility have provided timely support that has helped to stabilize the municipal market.

Trust Performance

For the fiscal year ended March 31, 2020, the Trust’s Y shares returned 2.80% vs. the Bloomberg Barclays Quality Intermediate Municipal Bond Index benchmark (the “Index”) (which does not include any operating expenses nor sales charges) return of 3.09%.  The Trust’s adherence to its objectives of high quality issuers and capital preservation was a slight negative in 2019 as riskier assets were sought out by investors. But this conservative stance has proven to be a positive for the Trust’s performance for the first quarter of 2020.  Despite a challenging month of March, the Trust’s Y shares generated a positive total return of 0.05% during the first quarter.  The Trust continues to be 100% invested in Hawaii municipals, which is especially beneficial for the Trust’s shareholders who are in high tax brackets, as income distributions from the Trust are exempt from federal and state taxes.

2  |  Hawaiian Tax-Free Trust

MANAGEMENT DISCUSSION (continued)

Outlook and Strategy

At present, we remain comfortable with the credit standing of our Hawaii issuers.  However, given the uncertainties associated with the pandemic, volatility in the municipal bond market could remain elevated in the near term.  This may create opportunities to purchase attractively priced bonds when the Trust has maturities or net cash inflows.  We currently have positioned the Trust with a shorter duration than the Index in an attempt to reduce interest rate risk and continue to be invested in high-quality municipal issues that we expect to weather the pandemic well.  Should the generally favorable outlook for Hawaii change, the Trust’s prospectus provides flexibility to invest a portion of its assets in U.S. Treasury securities or in tax-exempt municipal bonds issued by other states.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States.  Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Some interest rates are very low and in some cases yields are negative. The value of your investment may go down if and when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

3  |  Hawaiian Tax-Free Trust

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Hawaiian Tax-Free Trust (the “Trust”) for the 10-year period ended March 31, 2020 as compared with the Bloomberg Barclays Quality Intermediate Municipal Bond Index (the “Bloomberg Barclays Quality Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Barclays Quality Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2020
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 2/20/85
With Maximum Sales Charge	(1.59)%	0.90%	2.03%	4.99%
Without Sales Charge	2.51	1.73	2.45	5.11
Class C since 4/01/96
With CDSC**	0.78	0.93	1.63	2.82
Without CDSC	1.78	0.93	1.63	2.82
Class F since 11/30/2018
No Sales Charge	2.91	N/A	N/A	4.42
Class Y since 4/01/96
No Sales Charge	2.80	1.95	2.66	3.94
Bloomberg Barclays Quality Index	3.09	2.45	3.25	5.08*	(Class A)
				4.34	(Class C & Y)
				4.95	(Class F)

Total return figures shown for the Trust reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

*       From commencement of the Bloomberg Barclays Quality Index on 1/1/87.

**     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

4  |  Hawaiian Tax-Free Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Hawaiian Tax-Free Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hawaiian Tax-Free Trust (the “Trust”), including the schedule of investments, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 1, 2020

5  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS MARCH 31, 2020

Principal Amount	General Obligation Bonds (37.1%)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	City & County (21.1%)
	City and County of Honolulu, Hawaii, Series A
$ 1,000,000	5.000%, 10/01/23	Aa1/NR/AA+	$ 1,130,930
3,000,000	5.000%, 10/01/25	Aa1/NR/AA+	3,601,740
5,055,000	5.000%, 10/01/26	Aa1/NR/AA+	6,054,020
1,700,000	5.000%, 10/01/29	Aa1/NR/AA+	2,029,987
1,300,000	5.000%, 10/01/35	Aa1/NR/AA+	1,534,949
1,000,000	5.000%, 10/01/36	Aa1/NR/AA+	1,174,970
	City and County of Honolulu, Hawaii, Series 2018A
1,020,000	5.000%, 09/01/32	Aa1/NR/AA+	1,297,736
	City and County of Honolulu, Hawaii, Series 2019A, Rail Transit Project
1,500,000	5.000%, 09/01/25	Aa1/NR/AA+	1,796,685
1,060,000	5.000%, 09/01/26	Aa1/NR/AA+	1,304,319
	City and County of Honolulu, Hawaii, Series 2020A, Rail Transit Project
500,000	4.000%, 09/01/36	Aa1/NR/AA+	589,110
640,000	4.000%, 09/01/39	Aa1/NR/AA+	747,014
500,000	4.000%, 09/01/40	Aa1/NR/AA+	582,675
	City and County of Honolulu, Hawaii, Series B
2,040,000	5.000%, 10/01/26	Aa1/NR/AA+	2,443,165
5,000,000	4.000%, 11/01/27	Aa1/NR/AA+	5,322,900
5,000,000	4.500%, 11/01/28	Aa1/NR/AA+	5,393,700
4,000,000	4.500%, 11/01/29	Aa1/NR/AA+	4,315,800
	City and County of Honolulu, Hawaii, Series 2018B
5,000,000	5.000%, 09/01/24	Aa1/NR/AA+	5,817,750
	City and County of Honolulu, Hawaii, Series 2019B, Rail Transit Project
1,095,000	4.000%, 09/01/24	Aa1/NR/AA+	1,227,134
1,175,000	3.000%, 09/01/25	Aa1/NR/AA+	1,284,627
	City and County of Honolulu, Hawaii, Series 2020B, Rail Transit Project
5,000,000	5.000%, 03/01/31	Aa1/NR/AA+	6,560,450

6  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	City & County (continued)
	City and County of Honolulu, Hawaii, Series C
$ 2,860,000	5.000%, 10/01/23	Aa1/NR/AA+	$ 3,234,460
2,745,000	5.000%, 10/01/26	Aa1/NR/AA+	3,287,494
2,060,000	5.000%, 10/01/27	Aa1/NR/AA+	2,467,118
4,430,000	5.000%, 10/01/28	Aa1/NR/AA+	5,297,704
	City and County of Honolulu, Hawaii, Series 2019C
1,000,000	4.000%, 08/01/26	Aa1/NR/AA+	1,167,130
1,020,000	4.000%, 08/01/29	Aa1/NR/AA+	1,244,686
3,000,000	4.000%, 08/01/36	Aa1/NR/AA+	3,506,850
1,230,000	4.000%, 08/01/43	Aa1/NR/AA+	1,408,510
	City and County of Honolulu, Hawaii, Series E, Crossover Refunding
1,820,000	5.000%, 09/01/29	Aa1/NR/AA+	2,280,060
	County of Hawaii, Series A
1,500,000	5.000%, 09/01/25	Aa2/AA/NR	1,792,335
	County of Hawaii, 2016-Series A
1,010,000	4.000%, 09/01/35	Aa2/AA/NR	1,118,221
	County of Hawaii, 2017-Series A
1,610,000	5.000%, 09/01/27	Aa2/NR/AA+	1,998,412
1,930,000	5.000%, 09/01/28	Aa2/NR/AA+	2,386,966
4,150,000	5.000%, 09/01/29	Aa2/NR/AA+	5,119,315
	County of Hawaii, 2016-Series C
320,000	5.000%, 09/01/27	Aa2/AA/NR	387,568
	County of Hawaii, 2017-Series D
2,430,000	4.000%, 09/01/28	Aa2/NR/AA+	2,831,776
	County of Hawaii, Series E, BAN
6,000,000	2.090%, 08/06/20***	Aa2/AA/NR	6,006,960
	County of Kauai, Hawaii, 2011-Series A
200,000	3.250%, 08/01/23	Aa2/AA/AA	205,486
	County of Kauai, Hawaii, 2012-Series A
515,000	5.000%, 08/01/21	Aa2/AA/AA	541,873

7  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	City & County (continued)
	County of Kauai, Hawaii, 2017 Series
$ 410,000	5.000%, 08/01/21	Aa2/NR/AA	$ 431,394
250,000	4.000%, 08/01/22	Aa2/NR/AA	265,835
300,000	3.000%, 08/01/24	Aa2/NR/AA	320,964
220,000	5.000%, 08/01/25	Aa2/NR/AA	261,023
235,000	5.000%, 08/01/26	Aa2/NR/AA	286,138
285,000	5.000%, 08/01/28	Aa2/NR/AA	356,427
825,000	2.500%, 08/01/29	Aa2/NR/AA	872,322
385,000	5.000%, 08/01/30	Aa2/NR/AA	479,487
200,000	4.000%, 08/01/32	Aa2/NR/AA	229,572
200,000	5.000%, 08/01/37	Aa2/NR/AA	244,574
	County of Kauai, Hawaii, Refunding, Series A
1,125,000	3.250%, 08/01/21	Aa2/AA/AA	1,157,760
1,445,000	4.000%, 08/01/22	Aa2/AA/AA	1,496,789
1,295,000	4.000%, 08/01/24	Aa2/AA/AA	1,377,349
1,000,000	3.625%, 08/01/25	Aa2/AA/AA	1,031,750
970,000	3.000%, 08/01/25	Aa2/AA/AA	1,008,606
615,000	3.000%, 08/01/26	Aa2/AA/AA	638,253
2,280,000	4.500%, 08/01/28	Aa2/AA/AA	2,441,926
345,000	5.000%, 08/01/29	Aa2/AA/AA	374,087
	County of Maui, Hawaii
1,035,000	3.000%, 06/01/27	Aa1/AA+/AA+	1,085,197
2,000,000	3.000%, 06/01/28	Aa1/AA+/AA+	2,085,140
	County of Maui, Hawaii, Series 2012
320,000	5.000%, 06/01/21	Aa1/AA+/AA+	334,618
	County of Maui, Hawaii, Series 2014 Refunding
1,900,000	5.000%, 06/01/22	Aa1/AA+/AA+	2,054,698
1,015,000	5.000%, 06/01/23	Aa1/AA+/AA+	1,133,938
4,015,000	5.000%, 06/01/24	Aa1/AA+/AA+	4,618,736
	County of Maui, Hawaii, Series 2018
70,000	5.000%, 09/01/21	Aa1/AA+/AA+	73,880
4,160,000	5.000%, 09/01/26	Aa1/AA+/AA+	5,090,134
5,060,000	5.000%, 09/01/30	Aa1/AA+/AA+	6,449,628
	Total City & County		136,692,810

8  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	State (16.0%)
	State of Hawaii, Series EE
$ 2,915,000	5.000%, 11/01/25	Aa1/AA+/NR	$ 3,196,064
	State of Hawaii, Series EF
3,000,000	5.000%, 11/01/24	Aa1/AA+/AA+	3,291,690
	State of Hawaii, Series EH
4,170,000	5.000%, 08/01/25	Aa1/AA+/AA+	4,676,238
	State of Hawaii, Series EL, Refunding
2,045,000	5.000%, 08/01/23	Aa1/AA+/AA+	2,300,380
	State of Hawaii, Series EO, Refunding
4,000,000	5.000%, 08/01/27	Aa1/AA+/AA+	4,622,360
2,000,000	5.000%, 08/01/28	Aa1/AA+/AA+	2,307,520
2,045,000	5.000%, 08/01/29	Aa1/AA+/AA+	2,358,498
2,995,000	5.000%, 08/01/30	Aa1/AA+/AA+	3,447,335
	State of Hawaii, Series EP, Refunding
5,075,000	5.000%, 08/01/23	Aa1/AA+/AA+	5,708,766
5,000,000	5.000%, 08/01/24	Aa1/AA+/AA+	5,798,550
5,130,000	5.000%, 08/01/25	Aa1/AA+/AA+	5,942,233
5,300,000	5.000%, 08/01/26	Aa1/AA+/AA+	6,129,450
	State of Hawaii, Series ET
200,000	5.000%, 10/01/24	Aa1/AA+/AA+	233,104
1,980,000	5.000%, 10/01/30	Aa1/AA+/AA+	2,351,626
	State of Hawaii, Series EZ Refunding
2,085,000	5.000%, 10/01/26	Aa1/AA+/AA+	2,495,849
	State of Hawaii, Series FB
6,125,000	5.000%, 04/01/27	Aa1/AA+/AA+	7,430,789
2,255,000	4.000%, 04/01/29	Aa1/AA+/AA+	2,569,933
	State of Hawaii, Series FG
755,000	5.000%, 10/01/28	Aa1/AA+/AA+	923,652
	State of Hawaii, Series FH
825,000	5.000%, 10/01/25	Aa1/AA+/AA+	989,018
3,615,000	5.000%, 10/01/28	Aa1/AA+/AA+	4,422,519
	State of Hawaii, Series FN
2,500,000	5.000%, 10/01/29	Aa1/AA+/AA+	3,134,000

9  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	General Obligation Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	State (continued)
	State of Hawaii, Series FT
$ 10,040,000	5.000%, 01/01/29	Aa1/AA+/AA+	$ 12,675,600
1,680,000	5.000%, 01/01/30	Aa1/AA+/AA+	2,118,077
4,000,000	5.000%, 01/01/33	Aa1/AA+/AA+	4,954,880
1,000,000	5.000%, 01/01/38	Aa1/AA+/AA+	1,216,700
	State of Hawaii, Series FW
3,000,000	5.000%, 01/01/24	Aa1/AA+/AA+	3,417,420
4,000,000	4.000%, 01/01/25	Aa1/AA+/AA+	4,487,000
	Total State		103,199,251
	Total General Obligation Bonds		239,892,061

	Revenue Bonds (42.7%)
	Airport (6.1%)
	State of Hawaii Airport System Revenue Refunding, AMT
13,000,000	5.000%, 07/01/21	A1/AA-/A+	13,592,930
5,000,000	5.000%, 07/01/22	A1/AA-/A+	5,174,400
1,500,000	5.000%, 07/01/23	A1/AA-/A+	1,551,765
2,000,000	5.000%, 07/01/24	A1/AA-/A+	2,068,520
3,000,000	5.000%, 07/01/45	A1/AA-/A+	3,306,270
	State of Hawaii Airport System Revenue Refunding, Series A
1,000,000	5.250%, 07/01/23	A1/AA-/A+	1,008,940
	State of Hawaii Airport System Revenue, Series A
1,120,000	5.000%, 07/01/22	A1/AA-/A+	1,129,430
180,000	5.000%, 07/01/34	A1/AA-/A+	181,330
	State of Hawaii Airport System Revenue, Series A, AMT
4,000,000	5.000%, 07/01/29	A1/AA-/A+	4,620,920
2,000,000	5.000%, 07/01/32	A1/AA-/A+	2,275,800
	State of Hawaii Airport System Revenue, Series B
2,000,000	5.000%, 07/01/25	A1/AA-/A+	2,282,600

10  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Airport (continued)
	State of Hawaii Department of Transportation Airports Division Lease Revenue COP AMT
$ 1,060,000	5.000%, 08/01/21 AGM Insured	A2/AA/A	$ 1,111,834
800,000	5.000%, 08/01/21	A2/A+/A	839,120
360,000	5.000%, 08/01/23	A2/A+/A	394,916
	Total Airport		39,538,775

	Education (4.8%)
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Mid-Pacific Institute) Series 2020
340,000	4.000%, 01/01/28	NR/BBB+/NR	381,375
360,000	4.000%, 01/01/29	NR/BBB+/NR	406,685
270,000	4.000%, 01/01/32	NR/BBB+/NR	302,959
360,000	4.000%, 01/01/33	NR/BBB+/NR	402,214
435,000	3.000%, 01/01/34	NR/BBB+/NR	440,629
300,000	3.000%, 01/01/35	NR/BBB+/NR	302,175
280,000	3.000%, 01/01/36	NR/BBB+/NR	280,664
	University of Hawaii, Revenue Refunding, Medical School, Series E
500,000	5.000%, 10/01/21	Aa2/NR/AA	529,340
1,610,000	5.000%, 10/01/25	Aa2/NR/AA	1,925,351
4,635,000	5.000%, 10/01/29	Aa2/NR/AA	5,644,642
3,825,000	5.000%, 10/01/31	Aa2/NR/AA	4,629,206
	University of Hawaii, Series B
1,055,000	4.000%, 10/01/23	Aa2/NR/AA	1,154,043
1,250,000	4.000%, 10/01/24	Aa2/NR/AA	1,399,425
1,050,000	5.000%, 10/01/25	Aa2/NR/AA	1,255,664
1,045,000	5.000%, 10/01/26	Aa2/NR/AA	1,251,523
	University of Hawaii, Series F
1,595,000	5.000%, 10/01/25	Aa2/NR/AA	1,907,413
1,335,000	5.000%, 10/01/29	Aa2/NR/AA	1,672,488
2,080,000	5.000%, 10/01/30	Aa2/NR/AA	2,598,482
2,690,000	5.000%, 10/01/31	Aa2/NR/AA	3,353,784

11  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Education (continued)
	University of Hawaii, 2017B, Refunding
$ 1,000,000	3.000%, 10/01/28	Aa2/NR/AA	$ 1,106,790
	Total Education		30,944,852

	Housing (2.0%)
	State of Hawaii Housing Finance and Development Corp., Hale Kewalo Apartments, Series A
10,300,000	1.900%, 01/01/21 GNMA/FHA Insured	NR/AA+/NR	10,316,686
	State of Hawaii Housing Finance and Development Corp., Iwilei Apartments, Series A
1,825,000	3.750%, 01/01/31 FHLMC Insured Liquidity Agreement	NR/AA+/NR	1,895,719
	State of Hawaii Housing Finance and Development Corp., Kuhio Park Terrace, Series A
185,000	3.850%, 10/01/21 FHLMC Insured Liquidity Agreement	NR/AA+/NR	189,203
	State of Hawaii Housing Finance and Development Corp. Single Family Mortgage, Series B
195,000	4.500%, 01/01/26 GNMA/ FNMA/ FHLMC Insured	Aaa/AA+/AAA	198,366
	Total Housing		12,599,974

	Medical (7.6%)
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaii Pacific Health) Series A
695,000	5.000%, 07/01/20	A1/NR/AA-	701,589
750,000	5.000%, 07/01/21	A1/NR/AA-	785,070
1,000,000	5.000%, 07/01/24	A1/NR/AA-	1,111,120
685,000	5.000%, 07/01/25	A1/NR/AA-	758,891
1,355,000	5.000%, 07/01/27	A1/NR/AA-	1,491,611
280,000	5.000%, 07/01/28	A1/NR/AA-	307,126

12  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Medical (continued)
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaii Pacific Health) Series B
$ 420,000	5.000%, 07/01/20	A1/NR/AA-	$ 423,982
355,000	5.125%, 07/01/31	A1/NR/AA-	386,563
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Queens Health System) Series A
2,025,000	5.000%, 07/01/20	A1/AA-/NR	2,044,197
1,295,000	5.000%, 07/01/21	A1/AA-/NR	1,354,389
1,500,000	5.000%, 07/01/22	A1/AA-/NR	1,622,130
1,090,000	5.000%, 07/01/23	A1/AA-/NR	1,214,325
4,655,000	5.000%, 07/01/24	A1/AA-/NR	5,339,099
3,120,000	5.000%, 07/01/25	A1/AA-/NR	3,674,455
1,715,000	5.000%, 07/01/26	A1/AA-/NR	2,015,519
2,000,000	5.000%, 07/01/27	A1/AA-/NR	2,344,260
850,000	5.000%, 07/01/28	A1/AA-/NR	993,573
15,420,000	5.000%, 07/01/35	A1/AA-/NR	17,689,978
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Senior Living Revenue, Kahala Nui)
1,000,000	5.000%, 11/15/21	NR/NR/A	1,060,770
3,575,000	5.125%, 11/15/32	NR/NR/A	3,901,362
	Total Medical		49,220,009

	Transportation (8.1%)
	State of Hawaii Harbor System, Series A
14,500,000	5.750%, 07/01/35	Aa3/AA-/AA-	14,655,730
6,025,000	5.625%, 07/01/40	Aa3/AA-/AA-	6,088,323
	State of Hawaii Highway Revenue, Series A
1,555,000	5.000%, 01/01/25	Aa1/AA+/AA	1,798,824
1,000,000	5.000%, 01/01/26	Aa1/AA+/NR	1,199,610
5,000,000	5.000%, 01/01/27	Aa1/AA+/AA	6,075,350
5,000,000	5.000%, 01/01/30	Aa1/AA+/AA	6,028,850
2,200,000	5.000%, 01/01/31	Aa1/AA+/NR	2,812,876

13  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Transportation (continued)
	State of Hawaii Highway Revenue, Series A (continued)
$ 4,750,000	4.000%, 01/01/31	Aa1/AA+/AA	$ 5,386,500
3,040,000	5.000%, 01/01/32	Aa1/AA+/AA	3,229,666
1,000,000	5.000%, 01/01/32	Aa1/AA+/NR	1,275,030
	State of Hawaii Highway Revenue, Series B
2,000,000	5.000%, 01/01/25	Aa1/AA+/AA	2,335,180
1,340,000	5.000%, 01/01/27	Aa1/AA+/AA	1,628,194
	Total Transportation		52,514,133

	Utility (4.9%)
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Co.), Series A, AMT
11,320,000	3.100%, 05/01/26	Baa2/NR/A-	11,516,742
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Co.), Series B, AMT
4,000,000	4.000%, 03/01/37	Baa2/NR/A-	4,165,160
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Co.), Series 2015
6,500,000	3.200%, 07/01/39	Baa2/NR/A-	6,436,235
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Co.), Series 2015, AMT
500,000	3.250%, 01/01/25	Baa2/NR/A-	513,430
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Co.), Series 2019, AMT
8,500,000	3.500%, 10/01/49	Baa2/NR/A-	8,418,910
	State of Hawaii, Department of Business, Economic Development and Tourism Green Energy Market Securitization Bonds, Series A (Federally Taxable)
244,447	1.467%, 07/01/22	Aaa/AAA/AAA	244,559
	Total Utility		31,295,036

14  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Water & Sewer (8.1%)
	City and County of Honolulu, Hawaii, Board of Water Supply Water System, Series A
$ 265,000	5.000%, 07/01/21	Aa2/NR/AA+	$ 278,102
1,000,000	5.000%, 07/01/23	Aa2/NR/AA+	1,118,460
1,030,000	5.000%, 07/01/24	Aa2/NR/AA+	1,185,499
1,795,000	5.000%, 07/01/26	Aa2/NR/AA+	2,068,396
875,000	5.000%, 07/01/27	Aa2/NR/AA+	1,006,320
1,750,000	5.000%, 07/01/28	Aa2/NR/AA+	2,008,737
	City and County of Honolulu, Hawaii, Board of Water Supply Water System, Series 2020A
1,565,000	5.000%, 07/01/33	NR/AAA/AA+	2,037,411
2,105,000	4.000%, 07/01/36	NR/AAA/AA+	2,450,388
1,890,000	4.000%, 07/01/37	NR/AAA/AA+	2,192,494
2,035,000	4.000%, 07/01/39	NR/AAA/AA+	2,345,378
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2015 B
2,000,000	5.000%, 07/01/24	Aa2/NR/AA	2,301,940
2,075,000	5.000%, 07/01/25	Aa2/NR/AA	2,456,406
2,000,000	5.000%, 07/01/30	Aa2/NR/AA	2,362,060
3,700,000	5.000%, 07/01/31	Aa2/NR/AA	4,369,811
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2016A
2,000,000	5.000%, 07/01/34	Aa2/NR/AA	2,361,860
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2018A
6,000,000	5.000%, 07/01/36	Aa2/NR/AA	7,381,320
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2019A
2,000,000	5.000%, 07/01/24	Aa2/NR/AA	2,301,940
3,000,000	4.000%, 07/01/30	Aa2/NR/AA	3,601,260

15  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Water & Sewer (continued)
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2019B
$ 900,000	4.000%, 07/01/38	Aa2/NR/AA	$ 1,043,712
	City and County of Honolulu, Hawaii, Wastewater System (Second Bond Resolution) Junior Series 2015 A
4,000,000	5.000%, 07/01/25	Aa3/NR/AA-	4,735,240
	City and County of Honolulu, Hawaii, Wastewater System (Second Bond Resolution) Junior Series 2019 A
1,375,000	3.000%, 07/01/26	Aa3/NR/AA-	1,506,739
1,050,000	3.000%, 07/01/27	Aa3/NR/AA-	1,163,137
	Total Water & Sewer		52,276,610

	Other (1.1%)
	Hawaii State Department of Hawaiian Home Lands, Series 2017
925,000	5.000%, 04/01/22	Aa3/NR/NR	993,774
600,000	5.000%, 04/01/23	Aa3/NR/NR	665,784
500,000	5.000%, 04/01/24	Aa3/NR/NR	571,295
850,000	5.000%, 04/01/26	Aa3/NR/NR	1,026,307
905,000	5.000%, 04/01/29	Aa3/NR/NR	1,107,774
795,000	5.000%, 04/01/30	Aa3/NR/NR	970,814
	Hawaii State Department of Hawaiian Home Lands, COP (Kapolei Office Facility), 2017 Series A
330,000	5.000%, 11/01/24	Aa2/NR/NR	383,490
145,000	5.000%, 11/01/25	Aa2/NR/NR	173,187
1,115,000	5.000%, 11/01/27	Aa2/NR/NR	1,398,957
	Total Other		7,291,382
	Total Revenue Bonds		275,680,771

16  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Pre-Refunded\Escrowed to Maturity Bonds (19.0%)††	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Pre-Refunded\Escrowed to Maturity General Obligation Bonds (9.7%)
	City & County (4.6%)
	City and County of Honolulu, Hawaii, Refunding, Series B, Prerefunded to 12/01/20 @100
$ 5,000,000	4.750%, 12/01/35	Aa1/NR/AA+	$ 5,123,350
	City and County of Honolulu, Hawaii, Series A, Prerefunded to 11/01/22 @100
2,000,000	5.000%, 11/01/26	Aa1/NR/AA+	2,195,740
5,000,000	5.000%, 11/01/27	Aa1/NR/AA+	5,489,350
5,000,000	5.000%, 11/01/31	Aa1/NR/AA+	5,489,350
5,000,000	5.000%, 11/01/32	Aa1/NR/AA+	5,489,350
	County of Hawaii, Series A, Prerefunded to 09/01/22 @100
1,500,000	5.000%, 09/01/30	Aa2/AA/AA+	1,641,225
	County of Hawaii, 2013-Series A, Prerefunded to 09/01/22 @100
500,000	5.000%, 09/01/23	Aa2/AA/AA+	547,075
1,000,000	5.000%, 09/01/25	Aa2/AA/AA+	1,094,150
1,000,000	5.000%, 09/01/27	Aa2/AA/AA+	1,094,150
1,000,000	5.000%, 09/01/28	Aa2/AA/AA+	1,094,150
	Total City & County		29,257,890

	State (5.1%)
	State of Hawaii, Series DZ, Prerefunded to 12/01/21 @100
3,710,000	5.000%, 12/01/26	NR/NR/NR*	3,947,217
1,305,000	5.000%, 12/01/26	Aa1/AA+/AA+	1,390,686
3,240,000	5.000%, 12/01/28	NR/NR/NR*	3,447,166
945,000	5.000%, 12/01/28	Aa1/AA+/AA+	1,007,049
8,845,000	5.000%, 12/01/29	NR/NR/NR*	9,410,549
1,735,000	5.000%, 12/01/29	Aa1/AA+/AA+	1,848,920
4,220,000	5.000%, 12/01/30	NR/NR/NR*	4,489,827
2,315,000	5.000%, 12/01/30	Aa1/AA+/AA+	2,467,003

17  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Pre-Refunded\Escrowed to Maturity Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	State (continued)
	State of Hawaii, Series EE, Prerefunded to 11/01/22 @100
$ 80,000	5.000%, 11/01/24	Aa1/AA+/NR	$ 87,830
45,000	5.000%, 11/01/24	NR/NR/NR*	49,284
2,385,000	5.000%, 11/01/25	NR/NR/NR*	2,612,028
70,000	5.000%, 11/01/27	NR/NR/NR*	76,663
220,000	5.000%, 11/01/27	Aa1/AA+/NR	241,531
	State of Hawaii, Series EH, Prerefunded to 08/01/23 @100
1,800,000	5.000%, 08/01/27	Aa1/AA+/AA+	2,016,360
	State of Hawaii, Series EH, ETM
5,000	5.000%, 08/01/21	NR/NR/NR*	5,260
	Total State		33,097,373
	Total Pre-Refunded\ Escrowed to Maturity General Obligation Bonds		62,355,263

	Pre-Refunded Revenue Bonds (9.3%)
	Transportation (2.3%)
	State of Hawaii Highway Revenue, Series A, Prerefunded to 01/01/22 @100
6,000,000	5.000%, 01/01/28	Aa1/AA+/AA	6,404,820
4,140,000	5.000%, 01/01/29	Aa1/AA+/AA	4,419,326
3,980,000	5.000%, 01/01/30	Aa1/AA+/AA	4,248,531
	Total Transportation		15,072,677

	Water & Sewer (7.0%)
	City and County of Honolulu, Hawaii, Board of Water Supply Water System, Refunding Series A
4,795,000	4.500%, 07/01/29	Aa2/NR/AA+	5,158,029
4,955,000	4.500%, 07/01/30	Aa2/NR/AA+	5,330,143
5,020,000	5.000%, 07/01/31	Aa2/NR/AA+	5,454,481
3,040,000	5.000%, 07/01/32	Aa2/NR/AA+	3,303,112
3,495,000	5.000%, 07/01/33	Aa2/NR/AA+	3,797,492

18  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Principal Amount	Revenue Bonds (continued)	Ratings Moody's, S&P and Fitch (unaudited)	Value
	Water & Sewer (continued)
	City and County of Honolulu, Hawaii, Wastewater System, Prerefunded to 07/01/21 @100
$ 5,360,000	4.500%, 07/01/28	Aa2/NR/AA	$ 5,588,443
4,480,000	4.500%, 07/01/30	Aa2/NR/AA	4,670,938
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2012 A, Prerefunded to 07/01/22 @100
1,000,000	5.000%, 07/01/30	Aa2/NR/AA	1,087,720
1,000,000	5.000%, 07/01/31	Aa2/NR/AA	1,087,720
1,500,000	5.000%, 07/01/32	Aa2/NR/AA	1,631,580
2,500,000	5.000%, 07/01/42	Aa2/NR/AA	2,719,300
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2012 B
2,000,000	4.000%, 07/01/28	Aa2/NR/AA	2,131,600
3,000,000	4.000%, 07/01/30	Aa2/NR/AA	3,197,400
	Total Water & Sewer		45,157,958
	Total Pre-Refunded Revenue Bonds		60,230,635
	Total Pre-Refunded\ Escrowed to Maturity Bonds		122,585,898
	Total Municipal Bonds (cost $616,046,044)		638,158,730

Shares	Short-Term Investment (0.2%)
1,422,159	Dreyfus Government Cash Management, Institutional Shares, 0.29%** (cost $1,422,159)	Aaa-mf/AAAm/NR	1,422,159

	Total Investments (cost $617,468,203-note 4)	99.0%	639,580,889
	Other assets less liabilities	1.0	6,698,984
	Net Assets	100.0%	$ 646,279,873

19  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2020

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa and Aaa-mf of Moody's or AAA and AAAm of S&P or Fitch	1.7%
Prerefunded bonds\ETM bonds ††	19.2
Aa of Moody's or AA of S&P or Fitch	72.9
A of Moody's or S&P or Fitch	5.8
Baa of Moody's	0.4
100.0%

PORTFOLIO ABBREVIATIONS

AGM - Assured Guaranty Municipal Corp.

AMT - Alternative Minimum Tax

BAN - Bond Anticipation Note

COP - Certificates of Participation

ETM - Escrowed to Maturity

FHLMC - Federal Home Loan Mortgage Corp.

FHA - Federal Housing Association

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

NR - Not Rated

*

Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top credit four ratings if a credit rating were to be assigned by  a NRSRO.

**	The rate is an annualized seven-day yield at period end.

***	Illiquid security: This security represents 0.9% of net assets.

†	Where applicable, calculated using the highest rating of the three NRSRO.

††

Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.  Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date.  Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

See accompanying notes to financial statements.

20  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2020

ASSETS
Investments at value (cost $617,468,203)	$639,580,889
Interest receivable	7,687,691
Receivable for Trust shares sold	413,929
Other assets	82,690
Total assets	647,765,199

LIABILITIES
Payable for Trust shares redeemed	607,682
Advisory and Administrative fees payable	246,326
Dividends payable	224,139
Payable for investment securities purchased	136,361
Distribution and service fees payable	1,174
Accrued expenses payable	269,644
Total liabilities	1,485,326
NET ASSETS	$646,279,873

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$568,624
Additional paid-in capital	622,311,563
Total distributable earnings	23,399,686
$646,279,873
CLASS A
Net Assets	$553,406,143
Capital shares outstanding	48,699,844
Net asset value and redemption price per share	$11.36
Maximum offering price per share (100/96 of $11.36)	$11.83

CLASS C
Net Assets	$23,969,269
Capital shares outstanding	2,110,675
Net asset value and offering price per share	$11.36

CLASS F
Net Assets	$110,821
Capital shares outstanding	9,732
Net asset value and offering price per share	$11.39

CLASS Y
Net Assets	$68,793,640
Capital shares outstanding	6,042,130
Net asset value, offering and redemption price per share	$11.39

See accompanying notes to financial statements.

21  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2020

Investment Income
Interest income		$17,899,099
Expenses
Investment Adviser fee (note 3)	$1,512,755
Administrator/Business Manager fee (note 3)	1,446,984
Distribution and service fee (note 3)	1,357,881
Transfer and shareholder servicing agent fees	454,826
Trustees’ fees and expenses (note 7)	404,917
Legal fees	229,905
Fund accounting fees	146,158
Registration fees and dues	94,757
Shareholders’ reports and proxy statements	57,484
Auditing and tax fees	31,800
Insurance	31,098
Custodian fees	20,704
Line of credit commitment fee (note 10)	14,632
Chief compliance officer services (note 3)	10,214
Miscellaneous	64,146

Total expenses		5,878,261
Net investment income		12,020,838

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	1,286,773
Change in unrealized appreciation on investments	3,038,381

Net realized and unrealized gain on investments		4,325,154
Net change in net assets resulting from operations		$16,345,992

See accompanying notes to financial statements.

22  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
OPERATIONS
Net investment income	$12,020,838	$13,483,542
Net realized gain (loss) from securities transactions	1,286,773	225,707
Change in unrealized appreciation on investments	3,038,381	8,478,268
Change in net assets resulting from operations	16,345,992	22,187,517

DISTRIBUTIONS TO SHAREHOLDERS (note 9)
Class A Shares	(10,555,166)	(11,745,900)

Class C Shares	(277,419)	(414,799)

Class F Shares	(1,061)	(75)

Class Y Shares	(1,350,401)	(1,322,738)
Change in net assets from distributions	(12,184,047)	(13,483,512)

CAPITAL SHARE TRANSACTIONS (note 7)
Proceeds from shares sold	47,289,784	39,477,552
Reinvested dividends and distributions	9,238,728	10,128,532
Cost of shares redeemed	(77,917,518)	(101,981,550)
Change in net assets from capital share transactions	(21,389,006)	(52,375,466)

Change in net assets	(17,227,061)	(43,671,461)

NET ASSETS:
Beginning of period	663,506,934	707,178,395
End of period	$646,279,873	$663,506,934

See accompanying notes to financial statements.

23  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS MARCH 31, 2020

1. Organization

Hawaiian Tax-Free Trust (the “Trust”), a non-diversified, open-end investment company, was organized on May 7, 1984, as a Massachusetts business trust and commenced operations on February 20, 1985. The Trust is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee.  All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)

Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

b)

Fair value measurements: The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Trust’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

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HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Trust’s investments, used to value the Trust’s net assets as of March 31, 2020:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices — Short-Term Investment	$1,422,159
Level 2 – Other Significant Observable Inputs — Municipal Bonds	638,158,730
Level 3 – Significant Unobservable Inputs	—
Total	$639,580,889
* See schedule of investments for a detailed listing of securities.

c)

Subsequent events: In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)

Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount and market discount.

e)

Federal income taxes: It is the policy of the Trust to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2017 – 2019) or expected to be taken in the Fund’s 2020 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)

Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

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HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

g)

Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)

Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2020, there were no items identified that have been reclassified among components of net assets.

i)

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

j)

New Accounting Pronouncements – In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed this provision and has concluded that there is no impact to the Trust.

3. Fees and Related Party Transactions

a)

Management Arrangements:

The Asset Management Group of Bank of Hawaii (the “Adviser”), serves as Investment Adviser to the Trust. In this role, under an Investment Advisory Agreement, the Adviser supervises the Trust’s investments. Aquila Investment Management LLC (the “Administrator/Business Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Trust’s founder and sponsor, serves as the Administrator/Business Manager for the Trust under an Administration and Business Management Agreement with the Trust. The Administrator/Business Manager provides all administrative services to the Trust other than those relating to its investment portfolio. These include providing the office of the Trust and all related services as well as overseeing the activities of all the various support organizations to the Trust such as the shareholder servicing agent, fund accounting agent, custodian, legal counsel, auditors and distributor.

The Trust pays the Adviser a fee which is payable monthly and computed on the net assets of the Trust as of the close of business each day at the annual rate of 0.23% of the Trust’s net assets up to and including $875 million; 0.17% of the Trust’s net assets between $875 million and $1.5 billion; and 0.155% of the Trust’s net assets over $1.5 billion. For its services, the Administrator/Business Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.22% of the Trust’s net assets.

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HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

Under a Compliance Agreement with the Administrator/Business Manager, the Administrator/Business Manager is additionally compensated by the Trust for Chief Compliance Officer related services provided to enable the Trust to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Adviser and the Administrator/Business Manager are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

b)

Distribution and Service Fees:

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust’s shares or servicing of shareholder accounts. The Trust makes payment of this distribution fee at the annual rate of 0.20% of the Trust’s average net assets represented by Class A Shares. For the year ended March 31, 2020, distribution fees on Class A Shares amounted to $1,096,706 of which the Distributor retained $52,180.

Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Trust’s average net assets represented by Class C Shares and for the year ended March 31, 2020, amounted to $195,881. In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust’s average net assets represented by Class C Shares and for the year ended March 31, 2020, amounted to $65,294. The total of these payments made with respect to Class C Shares amounted to $261,175 of which the Distributor retained $62,515.

Specific details about the Plans are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Trust’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Trust’s shares are sold primarily through the facilities of these financial intermediaries having offices within Hawaii, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2020, total commissions on sales of Class A Shares amounted to $195,691, of which the Distributor received $22,796.

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HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

c)

Transfer and shareholder servicing fees:

The Trust occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2020, purchases of securities and proceeds from the sales of securities aggregated $75,265,167 and $81,747,444, respectively.

At March 31, 2020, the aggregate tax cost for all securities was $617,468,203. At March 31, 2020, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $22,696,691 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $584,005 for a net unrealized appreciation of $22,112,686.

5. Portfolio Orientation

Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Hawaii, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Hawaii and whatever effects these may have upon Hawaii issuers’ ability to meet their obligations.

28  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

6. Capital Share Transactions

Transactions in Capital Shares of the Trust were as follows:

	Year Ended March 31, 2020		Year Ended March 31, 2019
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	2,283,857	$26,087,654	2,053,920	$22,866,802
Reinvested dividends and distributions	712,422	8,144,099	805,955	8,965,574
Cost of shares redeemed	(4,873,945)	(55,503,696)	(6,911,210)	(76,794,683)
Net change	(1,877,666)	(21,271,943)	(4,051,335)	(44,962,307)

Class C Shares:
Proceeds from shares sold	335,778	3,828,568	221,270	2,461,025
Reinvested dividends and distributions	19,907	227,316	30,781	342,103
Cost of shares redeemed	(799,920)	(9,110,459)	(1,302,127)	(14,465,149)
Net change	(444,235)	(5,054,575)	(1,050,076)	(11,662,021)

Class F Shares:
Proceeds from shares sold	9,867	113,108	1,358	15,144
Reinvested dividends and distributions	92	1,061	6	73
Cost of shares redeemed	(1,591)	(18,298)	—	—
Net change	8,368	95,871	1,364	15,217

Class Y Shares:
Proceeds from shares sold	1,510,877	17,260,454	1,267,696	14,134,581
Reinvested dividends and distributions	75,640	866,252	73,661	820,782
Cost of shares redeemed	(1,164,988)	(13,285,065)	(964,752)	(10,721,718)
Net change	421,529	4,841,641	376,605	4,233,645
Total transactions in Trust shares	(1,892,004)	$(21,389,006)	(4,723,442)	$(52,375,466)

7. Trustees’ Fees and Expenses

At March 31, 2020, there were 5 Trustees, one of whom is affiliated with the Administrator/Business Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2020 was $290,780. Attendance fees are paid to those

29  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020 in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual and Outreach Meetings of Shareholders. For the year ended March 31, 2020, such meeting-related expenses amounted to $114,137.

8.  Securities Traded on a When-Issued Basis

The Trust may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Trust at the time of entering into the transaction. Beginning on the date the Trust enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9.  Income Tax Information and Distributions

The Trust declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash  at the shareholder’s option. The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Hawaii income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust’s net investment income, and/or net realized securities gains. Further, a portion of the dividends and distributions may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act.

The tax character of distributions was as follows:

	Year Ended March 31, 2020	Year Ended March 31, 2019
Net tax-exempt income	$11,903,399	$13,430,185
Ordinary Income	117,440	53,327
Capital gains	163,208	—
	$12,184,047	$13,483,512

30  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2020

As of March 31, 2020, the components of distributable earnings on a tax basis were:

Unrealized appreciation	$22,112,686
Undistributed tax-exempt income	229,082
Other temporary differences	(224,139)
Undistributed net realized gains	1,282,057
$23,399,686

The difference between book basis and tax basis undistributed  income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

The Bank of New York Mellon and the Aquila Group of Funds (which is comprised of nine funds) are parties to a $40 million credit agreement, which currently terminates on August 26, 2020 (per the August 28, 2019 amendment).  In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)

a 0.17% per annum commitment fee; and,

b)

interest on amounts borrowed for temporary or emergency purposes by the Fund (at the applicable rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the one-month Eurodollar Rate or (ii) a rate equal to the greater of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day, or (c) the Overnight Eurodollar Rate in effect on such day).

There were no borrowings under the credit agreement for the year ended March 31, 2020.

11. Recent events

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

31  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.29	$11.14	$11.32	$11.61	$11.53
Income (loss) from investment operations:
Net investment income(1)	0.21	0.23	0.22	0.23	0.25
Net gain (loss) on securities (both realized and unrealized)	0.07	0.15	(0.18)	(0.29)	0.08
Total from investment operations	0.28	0.38	0.04	(0.06)	0.33
Less distributions (note 9):
Dividends from net investment income	(0.21)	(0.23)	(0.22)	(0.23)	(0.25)
Distributions from capital gains	—†	—	—	—	—
Total distributions	(0.21)	(0.23)	(0.22)	(0.23)	(0.25)
Net asset value, end of period	$11.36	$11.29	$11.14	$11.32	$11.61
Total return (not reflecting sales charge)	2.51%	3.42%	0.38%	(0.54)%	2.93%
Ratios/supplemental data
Net assets, end of period (in millions)	$553	$571	$609	$657	$672
Ratio of expenses to average net assets	0.88%	0.85%	0.82%	0.83%	0.83%
Ratio of net investment income to average net assets	1.84%	2.03%	1.98%	1.99%	2.20%
Portfolio turnover rate	12%	10%	21%	27%	16%

(1)  Per share amounts have been calculated using the daily average shares method.

†    Capital gain distribution less than $0.01.

See accompanying notes to financial statements.

32  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.28	$11.13	$11.32	$11.60	$11.52
Income (loss) from investment operations:
Net investment income(1)	0.12	0.14	0.13	0.14	0.16
Net gain (loss) on securities (both realized and unrealized)	0.08	0.15	(0.19)	(0.28)	0.08
Total from investment operations	0.20	0.29	(0.06)	(0.14)	0.24
Less distributions (note 9):
Dividends from net investment income	(0.12)	(0.14)	(0.13)	(0.14)	(0.16)
Distributions from capital gains	—†	—	—	—	—
Total distributions	(0.12)	(0.14)	(0.13)	(0.14)	(0.16)
Net asset value, end of period	$11.36	$11.28	$11.13	$11.32	$11.60
Total return (not reflecting CDSC)	1.78%	2.59%	(0.51)%	(1.24)%	2.11%
Ratios/supplemental data
Net assets, end of period (in millions)	$24	$29	$40	$49	$55
Ratio of expenses to average net assets	1.68%	1.65%	1.62%	1.63%	1.63%
Ratio of net investment income to average net assets	1.03%	1.22%	1.18%	1.19%	1.40%
Portfolio turnover rate	12%	10%	21%	27%	16%

(1)   Per share amounts have been calculated using the daily average shares method.

†    Capital gain distribution less than $0.01.

See accompanying notes to financial statements.

33  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class F
	Year Ended March 31, 2020	For the Period November 30, 2018* through March 31, 2019
Net asset value, beginning of period	$11.30	$11.06
Income (loss) from investment operations:
Net investment income(1)	0.23	0.08
Net gain (loss) on securities (both realized and unrealized)	0.09	0.24
Total from investment operations	0.32	0.32
Less distributions (note 9):
Dividends from net investment income	(0.23)	(0.08)
Distributions from capital gains	—†	—
Total distributions	(0.23)	(0.08)
Net asset value, end of period	$11.39	$11.30
Total return	2.91%	2.93%(3)
Ratios/supplemental data
Net assets, end of period (in millions)	$0.11	$0.02
Ratio of expenses to average net assets	0.66%	0.67%(2)
Ratio of net investment income to average net assets	2.00%	2.19%(2)
Portfolio turnover rate	12%	10%(2)

*     Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

†     Capital gain distribution less than $0.01.

See accompanying notes to financial statements.

34  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.31	$11.16	$11.34	$11.63	$11.55
Income (loss) from investment operations:
Net investment income(1)	0.23	0.25	0.25	0.25	0.28
Net gain (loss) on securities (both realized and unrealized)	0.08	0.15	(0.18)	(0.29)	0.08
Total from investment operations	0.31	0.40	0.07	(0.04)	0.36
Less distributions (note 9):
Dividends from net investment income	(0.23)	(0.25)	(0.25)	(0.25)	(0.28)
Distributions from capital gains	—†	—	—	—	—
Total distributions	(0.23)	(0.25)	(0.25)	(0.25)	(0.28)
Net asset value, end of period	$11.39	$11.31	$11.16	$11.34	$11.63
Total return	2.80%	3.62%	0.58%	(0.33)%	3.14%
Ratios/supplemental data
Net assets, end of period (in millions)	$69	$64	$58	$49	$46
Ratio of expenses to average net assets	0.69%	0.65%	0.62%	0.63%	0.63%
Ratio of net investment income to average net assets	2.03%	2.22%	2.18%	2.19%	2.40%
Portfolio turnover rate	12%	10%	21%	27%	16%

(1)   Per share amounts have been calculated using the daily average shares method.

†     Capital gain distribution less than $0.01.

See accompanying notes to financial statements.

35  |  Hawaiian Tax-Free Trust

Additional Information (unaudited)

Trustees(1)(2) and Officers

Name and Year of Birth(3)	Positions Held with Trust and Length of Service(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(5) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(6)

Diana P. Herrmann New York, NY (1958)	Vice Chair of the Board of Trustees since 2003, President since 1998 and Trustee since 1994

Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(8) and parent of Aquila Investment Management LLC, Administrator, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Administrator; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.

			11

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

Glenn P. O’Flaherty Denver, CO (1958)	Chair of the Board since 2020; Trustee since 2009	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

Catherine Luke Honolulu, HI (1972)	Trustee since 2018	President and Director, Loyalty Enterprises, Ltd. (property management) since 2013; Vice President, Loyalty Development, Ltd. (real estate investment) since 2012; President and Director, KJL, Inc. (real estate investment) since 2011; Director, Hawaii Leadership Forum (leadership program) since 2015.	1	Director, Trinity Merger Corporation (special purpose acquisition vehicle) since 2018

36  |  Hawaiian Tax-Free Trust

Name and Year of Birth(3)	Positions Held with Trust and Length of Service(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(5) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Randolph P. Perreira Honolulu, HI (1959)	Trustee since 2018	Executive Director, Hawaii Government Employees Association since 1986; President, Hawaii State AFL-CIO since 2005; Director, Aloha United Way since 2005; Member, P-20 Council for the State of Hawaii since 2003; Director, American Judicature Society (Hawaii) since 2009; current Board member, Industrial Relations Research Association; current Board member, Hawaii Medical Services Association; currently or formerly active with various civic and charitable organizations.	1	None

B.J. Kobayashi (7) Honolulu, HI (1970)	Trustee 2009-2020	Managing Partner, BlackSand Capital, LLC (private equity real estate investment company) since 2010; Partner, Kobayashi Group, LLC (a group of companies primarily engaged in real estate enterprises) since 2001; Manager, KG Holdings, LLC (real estate investment) since 2009.	1	Hawaiian Electric Company, Inc.; formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

(1)

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2)

From time to time Bank of Hawaii may enter into normal investment management, commercial banking and/or lending arrangements with one or more of the Trustees of the Trust and their affiliates.  The Asset Management Group of Bank of Hawaii is the Trust’s investment adviser.

(3)

The mailing address of each Trustee is c/o Hawaiian Tax-Free Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(4)

Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(5)

Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(6)

Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Administrator’s corporate parent, as an officer and Manager of the Administrator, and as a Manager of the Distributor.

(7)

Mr. Kobayashi resigned as a Trustee of the Trust on March 31, 2020.

(8)

The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

37  |  Hawaiian Tax-Free Trust

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers

Sherri Foster Lahaina, HI (1950)	Senior Vice President since 1993

Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President 1997-2012 and formerly Assistant Vice President of three money-market funds in the Aquila Group of Funds; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President since 2010

President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Stephen J. Caridi New York, NY (1961)	Vice President since 1998

Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Candace D. Roane New York, NY (1977)	Vice President since September 2019

Vice President of all funds in the Aquila Group of Funds since September 2019; Senior Vice President, Director of Communications and Marketing, Aquila Distributors LLC since July 2019, Vice President, Marketing Communication and Data Manager, 2010 – June 2019.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer since 2012

Chief Compliance Officer of all funds in the Aquila Group of Funds, the Administrator and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Secretary since 2020, Assistant Secretary 2018-2019

Secretary of all funds in the Aquila Group of Funds since January 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

38  |  Hawaiian Tax-Free Trust

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers (cont’d)

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer since 2000

Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Administrator or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)

The mailing address of each Officer is c/o Hawaiian Tax-Free Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2)

The term of office of each Officer is one year.

(3)

The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

39  |  Hawaiian Tax-Free Trust

Your Trust’s Expenses (unaudited)

As a Trust shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses.  The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.  The table below assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The table provides information about actual account values and actual expenses.  You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return.  This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds.  To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs.  Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds.  In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/19	Ending(1) Account Value 3/31/20	Expenses(2) Paid During Period 10/1/19 – 3/31/20	Ending Account Value 3/31/20	Expenses(2) Paid During Period 10/1/19 – 3/31/20	Net Annualized Expense Ratio
A	$1,000	$1,003.00	$4.46	$1,020.55	$4.50	0.89%
C	$1,000	$ 999.90	$8.45	$1,016.55	$8.52	1.69%
F	$1,000	$1,005.00	$3.31	$1,021.70	$3.34	0.66%
Y	$1,000	$1,004.90	$3.46	$1,021.55	$3.49	0.69%

(1)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)

Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

40  |  Hawaiian Tax-Free Trust

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Trust’s entire list of portfolio securities twice a year in the semi-annual and annual reports that you receive. Additionally, under Trust policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Trust’s portfolio holdings schedule for the most recently completed period by visiting the Trust’s website at www.aquilafunds.com. Whenever you wish to see a listing of your Trust’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at1-800-437-1000.

The Trust additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, which may be obtained free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2019, there were no proxies related to any portfolio instruments held by the Trust. As such, the Trust did not vote any proxies.  Applicable regulations require us to inform you that the Trust’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2020, $11,903,399 of dividends paid by Hawaiian Tax-Free Trust, constituting 97.7% of total dividends paid, were exempt-interest dividends, exempt from regular Federal income tax and Hawaii state income tax; $163,208 of dividends paid by the Trust constituting 1.3% of total dividends paid were capital gains distributions and the balance was ordinary dividend income.

Prior to February 15, 2021, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2020 calendar year.

41  |  Hawaiian Tax-Free Trust

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Administrator/Business Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Adviser

ASSET MANAGEMENT GROUP of

BANK of HAWAII

130 Merchant Street, Suite 370

Honolulu, Hawaii 96813

Board of Trustees

Glenn P. O’Flaherty, Chair

Diana P. Herrmann, Vice Chair

Catherine Luke

Randolph P. Perreira

Officers

Diana P. Herrmann, President

Sherri Foster, Senior Vice President

Paul G. O’Brien, Senior Vice President

Stephen J. Caridi, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer
Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-HIAR-0520

ITEM 2.     CODE OF ETHICS.

(a)     As of March 31, 2020 (the end of the reporting period) the Trust has adopted a code of ethics that applies to the Trust’s principal executive officer(s) and principal financial officer(s) and persons performing similar functions (“Covered Officers”) as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(f)(1)     Pursuant to Item 10(a)(1), a copy of the Trust’s Code of Ethics that applies to the Trust’s principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2)     The text of the Trust’s Code of Ethics that applies to the Trust’s principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Trust’s Internet address at aquilafunds.com.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i)     The Registrant’s board of trustees has determined that Mr. Glenn O’Flaherty, a member of its audit committee, is an audit committee financial expert. Mr. O’Flaherty is ‘independent’ as such term is defined in Form N-CSR.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)     Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $27,300 in 2019 and $28,300 in 2020.

(b)     Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

(c)     Tax Fees - The Registrant was billed by the principal accountant $3,500 and $3,500 in 2019 and 2020, respectively, for return preparation and tax compliance.

(d)     All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

(e)(1)     Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

(e)(2)     None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

(f)     No applicable.

(g)     There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or distributor over the past two years

(h)     Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.     SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the ‘Committee’) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.     CONTROLS AND PROCEDURES.

(a)     Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant’s chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant’s reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant’s management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b)     There have been no significant changes in registrant’s internal controls or in other factors that could significantly affect registrant’s internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.     EXHIBITS.

(a)(1)     Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2)     Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of

1940.

(b)     Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HAWAIIAN TAX-FREE TRUST

By:	/s/ Diana P. Herrmann
Vice Chair, Trustee and President
June 9, 2020

By:	/s/ Joseph P. DiMaggio
Chief Financial Officer and Treasurer
June 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann
Vice Chair, Trustee and President
June 9, 2020

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
June 9, 2020

HAWAIIAN TAX-FREE

EXHIBIT INDEX

Exhibit No.	Description
(a) (1)	Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.
(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.